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                                                                      EXHIBIT 21

                                  PHYCOR, INC.
                                  SUBSIDIARIES

                              AS OF MARCH 23, 1998

PhyCor, Inc.                                                           Tennessee
Arnett Health Systems, Inc.                                            Indiana
North American Medical Management, Inc.                                Tennessee
IPA Management Associates, L.P.                                        Tennessee
PhyCor - Lafayette, LLC                                                Tennessee
PhyCor/Lexington Real Estate, LLC                                      Tennessee
PhyCor of Anne Arundel County, Inc.                                    Tennessee
PhyCor of Birmingham, Inc.                                             Tennessee
PhyCor of Boulder, Inc.                                                Tennessee
PhyCor of Charlotte, LLC                                               Delaware
PhyCor of Chickasha, Inc.                                              Tennessee
PhyCor of Coachella Valley, Inc.                                       Tennessee
PhyCor of Columbia, Inc.                                               Tennessee
PhyCor of Conroe, L.P.                                                 Tennessee
PhyCor of Corsicana, L.P.                                              Tennessee
PhyCor of Dallas, L.P.                                                 Tennessee
PhyCor of Denver, Inc.                                                 Tennessee
PhyCor of Dixon, Inc.                                                  Tennessee
PhyCor of Evansville, LLC                                              Tennessee
PhyCor of Fort Smith, Inc.                                             Tennessee
PhyCor of Ft. Walton Beach, Inc.                                       Tennessee
PhyCor of Greeley, Inc.                                                Tennessee
PhyCor of Harlingen, L.P.                                              Tennessee
PhyCor of Hattiesburg, Inc.                                            Tennessee
PhyCor of Hawaii, Inc.                                                 Tennessee
PhyCor of Irving, L.P.                                                 Tennessee
PhyCor of Jacksonville, Inc.                                           Tennessee
PhyCor of Kentucky, LLC                                                Tennessee
PhyCor of Kingsport, Inc.                                              Tennessee
PhyCor of Laconia, Inc.                                                Tennessee
PhyCor of LaGrange, Inc.                                               Tennessee
PhyCor of Maui, Inc.                                                   Tennessee
PhyCor of Mesa, Inc.                                                   Tennessee
PhyCor of Minot, Inc.                                                  Tennessee
PhyCor of Murfreesboro, Inc.                                           Tennessee
PhyCor of Nashville, Inc.                                              Tennessee
PhyCor of New Britain, Inc.                                            Tennessee
PhyCor of Newnan, Inc.                                                 Tennessee
PhyCor of Northeast Arkansas, Inc.                                     Tennessee
PhyCor of Northern California, Inc.                                    Tennessee
PhyCor of Northern Michigan, Inc.                                      Tennessee


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

                                                                      EXHIBIT 21

                                  PHYCOR, INC.
                                  SUBSIDIARIES

                              AS OF MARCH 23, 1998

PhyCor of Ogden, Inc.                                                  Tennessee
PhyCor of Olean, Inc.                                                  Tennessee
PhyCor of Pensacola, Inc.                                              Tennessee
PhyCor of Phoenix, Inc.                                                Tennessee
PhyCor of Pueblo, Inc.                                                 Tennessee
PhyCor of Richmond, Inc.                                               Tennessee
PhyCor of Roanoke, Inc.                                                Tennessee
PhyCor of Rome, Inc.                                                   Tennessee
PhyCor of Ruston, LLC (DE)                                             Tennessee
PhyCor of San Antonio, L.P.                                            Tennessee
PhyCor of Sayre, Inc.                                                  Tennessee
PhyCor of South Bend, LLC                                              Tennessee
PhyCor of St. Petersburg, Inc.                                         Tennessee
PhyCor of Tidewater, Inc.                                              Tennessee
PhyCor of Toledo, Inc.                                                 Tennessee
PhyCor of Vancouver, Inc.                                              Tennessee
PhyCor of Vero Beach, Inc. (FL)                                        Florida
PhyCor of West Houston, L.P.                                           Tennessee
PhyCor of Wharton, L.P.                                                Tennessee
PhyCor of Wichita Falls, L.P.                                          Tennessee
PhyCor of Wilmington, LLC (DE)                                         Delaware
PhyCor of Winter Haven, Inc.                                           Tennessee
PhyCor-Texas Gulf Coast, L.P.                                          Tennessee
PhyCor-Texas Partnerships, Inc.                                        Tennessee
St. Petersburg Medical Clinic, Inc. (FL)                               Florida
The Member Corporation, Inc.                                           Tennessee


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